UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 14, 2004


                              DIGITAL FUSION, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                     0-24073                        13-3817344
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(State or Other Jurisdiction)  (Commission File Number)          (IRS Employer
                                                             Identification No.)


                4940-A Corporate Drive, Huntsville, Alabama 35805
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:     (256) 837-2620
                                                    ----------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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



Item 12.   Results of Operation and Financial Condition
           --------------------------------------------
     On May 14, 2004, Digital Fusion, Inc. issued a press release containing information regarding its operations and financial condition for the quarter period and year ended March 31, 2004 and completion of the equity investment by Madison Run LLC.

     A copy of the press release is attached hereto as Exhibit 99.7.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                       DIGITAL FUSION, INC.
                       (Registrant)


                       By:  /s/ Roy E. Crippen, III
                          ------------------------------------------------------
                            Chief Executive Officer, President and Director


                       Date:  March 14, 2004
                              --------------------------------------------------



                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -----------

99.7            Press release dated May 14, 2004, issued by Digital Fusion, Inc.


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